Exhibit 10.8

Housing rental contract

Lessor (Party A): Wuxi Tian’an Wisdom City Technology Industry Development Co., LTD

Unified Social credit code:

Legal representative / authorized agent: Jia Weihai

Contact number:

Address: 1-1105, Tian’an Wisdom City, No.228, Linghu Avenue, Xinwu District, Wuxi City

Lessee (Party B): Jiangsu HUHU Electromechanical Technology Co.,Ltd.

Certificate type: ☐ Resident identity card ☐ Passport ☑ Unified social credit code ☐ Other ID

No.:

Legal representative / authorized agent: Wang Yinglai

Contact number:

Address: 3-1208, Tian’an Wisdom City, No.228, Linghu Avenue, Xinwu District, Wuxi City

According to the provisions of the Civil Code of the People’s Republic of China and other relevant laws and regulations, party A and party B jointly enter into this contract on an equal, voluntary, fair and truthful bases with regard to housing rental related matters.

Article 1 Basic information of the leased house

1.1 The house leased by Party A to Party B is located in 9building, Tian’an Wisdom City, No.228, Linghu Avenue, Xinwu District, Wuxi City. The form of the lease: ☑ whole lease / ☐ part rental. The floor area of the house: 1431.7 square meter (see the attached house plan for details). The use of the lease: Education, medical care, health care, scientific research.

1.2 The ownership status of the house:

The owner or legal user of the real estate is Wuxi Tian’an Wisdom City Technology Industry Development Co., LTD., party A holds: (☑House ownership certificate or real estate right certificate / ☐ Contract for the sale of the house /☐Housing rental contract / ☐Other house source certification documents). House ownership certificate or realestate certificate No.:

1.3 The decoration situation of the house:

☑ Rough

☐ Decorated: ground floor tile, latex paint wall, ceiling, and provide air conditioning, lamps, indoor toilet’s door, equipment room’s door, socket.

1.4 Ancached facilities in the house:

☑ The house is empty without facilities.

☐ There are facilities and equipment installed in the house, see the House Delivery Confirmation letter for details.

2. Party B’s business project is provide monitory control service for semiconductor factory and industrial automatic control system device manufacturing industry.

3. Party B promises to finish all decoration works and open for business before / year / month / day.

Article 2 Lease term

2.1 The term of the house leased by Party B is from December 25,2023 to December 24,2026, a total of three years and zero months (not exceeding the maximum period stipulated by laws and regulations, and the term of a single industrial housing rental contract is not in principle less than 1 year).

2.2 Rent-free period:

☐ Party B shall enjoy the rent-free period of / ☐ month / ☐ day ( included in the lease period), and the specific time is from / year/ month / day to / year/ month / day for Party B to decorate the leased house and other related matters. If Party B enters the house for decoration in advance, the rent- free period shall start from the date of actual handover of the property by both parties. During the rent-free period, Party B does not need to pay the rent to Party A, but shall bear all expenses such as water, electricity, gas, property management fees. When the lease-free period expires, regardless of whether Party B uses the lease or not, the rent shall be paid in accordance with the contract.

☑ Party B shall not enjoy the rent-free period. The rent, management fee and other fees shall be calculated from the date of Party A delivering the house.

Article 3 Rent

3.1 The total floor area of the house is 1431.7 square meters. The rent of the house (including tax, the same below) will be collected according to the following standards starting from December 25,2023 (the rent of the contract price is including the tax price, and the tax rate is 9% at the time of the contract signing. In case of any adjustment of the national tax rate during the performance period of the contract, both parties agree to settle the settlement according to the adjusted tax rate):

lease term	The rent increases year by year	unit-price	Total rent monthly
2023.12.25-	0%	RMB 30 yuan / square	RMB 42951 yuan
2026.12.24		meter / month

3.2 The time when the rent needs to be paid: The rent shall be paid at every ☐ month / quarter / ☑  for half a year. From the initial date of the lease, Party B shall pay the rent to Party A during the lease period 10 days in advance before each lease period. After receiving the full rent from Party B, Party A shall provide the legal bills in time.

3.3 The method to pay the rent : Party B shall pay the rent in ☐Cash / ☑  Bank transfer / ☐ Other before the agreed date of rent payment. If Party B pays the rent in bank transfer, Party B shall pay the rent for the current lease period 10 days before the beginning of each lease period. If the said date coincides with the statutory rest day, Party B shall pay the rent for the current lease period to Party A on the first day after the statutory rest day. If Party B pays the rent by means of entrusted bank deduction, it shall go through the collection procedures within one month after the signing of this Agreement. For details of the entrusted payment method, please refer to the Entrusting Bank Collection Agreement (if any) signed by both parties. Before handling the bank collection procedures, Party B shall pay the rent of the current lease period 10 days before the beginning of each lease period. If the said date coincides with the statutory rest day, Party B shall pay the rent for the current lease period to Party A on the first day after the statutory rest day.

When paid by transfer, Party B shall pay the rent to the following account designated by Party A:

Account name: Wuxi Tian’an Smart City Technology Industry Development Co., LTD

Bank of deposit: China Merchants Bank, Shenzhen Che Kung Temple branch

Account number:

3.4 Party A shall issue legal and compliant VAT invoices to Party B. If Party B is a general VAT taxpayer, Party A shall issue a special VAT invoice; if Party B is a small-scale VAT taxpayer or a natural person, Party A shall issue a general VAT invoice. The invoice title and rent payment method shall be consistent with that of Party B . The VAT invoice information issued by Party B is as follows:

Name: Jiangsu HUHU Electromechanical Technology Co.,Ltd.

Identification number of the taxpayer:

Tax registration address:

Telephone number:

Account opening bank: China Construction Bank not have tin Seongbuk subbranch

Bank account number:

If Party B is a general VAT taxpayer, it shall provide a copy of the “Notice of Recognition of VAT General Taxpayers” and affixed with the official seal.

Article 4 Lease security deposit

4.1 Within 5 days after the signing of this Contract, Party B shall pay the rent equivalent to 2 months to Party A as the deposit in total of RMB 85,902 (in words: eighty-five thousand, nine hundred and two yuan only). After receiving the lease deposit from Party B, Party A shall issue the receipt certificate to Party B. If the monthly rent amount increases due to the subsequent rent increase, the corresponding lease deposit shall also be increased, and party B shall pay the increased lease deposit together with the increasing current rent. Party A shall issue a receipt to Party B after collecting the above fees.

4.2 The lease deposit paid by Party B is not the rent or other fees prepaid by Party B, but is only a guarantee for Party B to perform the obligations agreed herein. Unless there are legal or agreed reasons, Party A shall not withhold the lease deposit to Party B without reason or refuse to return the lease deposit to Party B. Within 5 days after the expiration of the lease term or the termination of the contract, if the following conditions are met, Party B shall have the right to require Party A to refund the remaining deposit without interest after deducting the rent, expenses and compensation for breach borne by Party B:

(1) Party B has not caused any damage to the leased premises or has already repaired the damaged premise;

(2) Party B shall return the leased premises (including ancillary facilities) to Party A in the manner agreed herein;

(3) If Party B uses the address of the leased premises for industrial and commercial registration, it shall transfer the industrial and commercial registration address and complete other procedures stipulated by the law and the government.

4.3 Upon the termination of the lease term, Party B shall settle the rent and property management fee (including garbage disposal fee, air conditioning fee and other fees charged by the property company, the same below), water, electricity, telecommunications, cable TV, special maintenance funds of the house, and all expenses incurred by the use of the house and related services (hereinafter referred to as the “related expenses”), as well as all liquidated damages and compensation to be paid under the contract, remove the rental house and clean the house, and the condition of the leased premises transferred to Party A conforms to the agreement of both parties, Within 10 days after being confirmed by Party A, Party B shall bring the identity certificate and the original receipt of the lease deposit to Party A for the refund of the lease deposit. If Party B defaults on the rent and / or related expenses, or breaches the contract during the performance of the Contract, Party A shall have the right to directly offset the expenses and liquidated damages owed by Party B in the lease deposit paid by Party B. If the lease deposit is not enough to cover the deposit, Party A shall have the right to continue to recover from Party B.

Article 5 Other Expenses

5.1 During the lease term, Party A shall be responsible for paying the taxes related to the house lease paid by Party A as stipulated by laws and regulations.

5.2 During the lease term, Party B shall bear the ☑ water / ☑ electricity / ☑ gas / ☑ ☐TV / ☑ telephone / ☑ Internet expenses incurred by party B’s use of the leased premises. Such as public utilities or property service enterprises according. If the law adjusts the fee standard, it shall be adjusted accordingly.

5.3 Party B shall pay the fee in time upon receipt of the payment notice or the fee voucher provided by Party A, otherwise, accordingly Party B shall bear the late fees, liquidated damages and relevant legal consequences incurred.

Article 6 Delivery and acceptance of the premises

6.1 Party A shall deliver the leased premises to Party B before December 25,2023, and ensure the safety and qualification of the premises and its ancillary facilities (including air quality).

6.2 Party B shall deliver the leased premises and inspect the existing facilities of the leased premises, and both parties shall jointly sign the House Delivery Confirmation to complete the delivery.

6.3 Both parties specially confirm that if the Confirmation of House Delivery is not signed but Party B has entered the site for decoration, the delivery of the leased premises shall be deemed to have been completed.

Article 7 Property management, decoration, fire control and signboards

7.1 ☑ Without affecting the structure of the premises, Party A agrees to Party B to decorate the leased premises. If it is submitted to the relevant authorities for approval, Party A entrusts Party B to report to the relevant authorities for approval. If it needs to be submitted to the relevant departments for approval according to the regulations, it shall only be entrusted by ☐Party A or ☑ Party B to report to the relevant departments for approval. Upon the expiration of the lease term or the termination of the contract, the decoration ☑  shall be removed by Party B and restored to its original state (If the building is blank when delivered, it should be restored to blank when leasing）/☐ shall be sold to Party A at a discount / ☐ shall belong to Party A free of charge / ☐ other / .

☐ Party A does not agree with Party B to decorate the leased premises.

7.2 The house is responsible for the property management of Shenzhen Tian’an Wisdom Park Operation Co., Ltd. Wuxi Branch (hereinafter referred to as the “Property Management Company”). Party B during the lease shall abide by the park management regulations and other related agreements signed with the management company, obey the management of property management company, according to the property management company timely full specified amount pay property management fees, and other expenses, and actively cooperate with the management of the daily work, such as: the sanitation, order and greening in front of the rental house and rental housing rectification and fire rectification, etc. Otherwise, Party A shall have the right to unilaterally terminate the contract and take back the leased premises and confiscate the lease deposit already paid by Party B.If there is a major safety hazard or a public health event in the building, the property management company and Party A shall have the right to require Party B to suspend business for rectification and notify the relevant government departments.

7.3 Party B shall pay the property management fee, special maintenance, repair funds, garbage disposal fee, central air conditioning fee and other fees charged by the property company (the actual fee standard is subject to the announcement of the property company), water and electricity charges and other expenses related to the premises.

7.4 Party B’s interior decoration construction drawings shall be submitted to Party A and the property management company for review. The construction can be carried out only with the signature and consent of Party A and the property management company. The construction shall not affect the main structure and the exterior facade of the property. Party B shall be responsible for repairing the damage caused by party B’s decoration or improper use, and Party B shall fully compensate Party A for all the losses caused thereby.

7.5 Party B shall handle the business license and other relevant government licenses for fire protection, environmental protection and sanitation, construction and acceptance procedures, and bear all expenses incurred thereby. Party B shall, after the completion of the above licenses and relevant procedures, timely send the copies of the licenses and licenses to Party A and the property management company for record and check the original, otherwise, Party A has the right to unilaterally terminate the contract, take back the leased premises and require Party B to pay liquidated damages equivalent to two months’ rent.

7.6 Signboard : The signboards within the scope of the premises leased by Party B shall be set in the location designated by Party A, and the contents of party B’s signboard and the renderings before and after the setting shall be reviewed by Party A in advance. The signboard can only be set up after party A agrees.

Party B shall apply for relevant licenses to the government department by itself, and pay and bear the advertising management and license fees collected by the government department according to law, as well as the expenses incurred by the signboard itself (including but not limited to the signboard production, maintenance costs and lighting electricity charges, etc.).

The purpose of Party A to review the signboard is only to take into account the impact of Party B’s signboard on the overall image of the property, and is not to design the content of the signboard. Party B shall bear the responsibility for any complaint or claim caused by the inappropriate content of Party B’s signboard advertisement. The advertising involving the overall image of the property shall be approved by Party A. If the content and form of the sign do not meet the requirements of Party A or the sign is stained and damaged, Party A and the property management company shall have the right to require Party B to rectify within a limited time limit or to be directly removed by Party A and the property management company.

Article 8. Use and maintenance of houses

8.1 During the lease term, Party B shall normally and reasonably use the leased premises and its ancillary facilities, to use water and electricity safely, Without the consent of Party A, the party B shall not change the use of the lease.

8.2 In case of emergency maintenance but unable to notify Party B or Party B cannot be present despite the notice, Party A may, with the assistance of property management and other departments, enter the leased premises for emergency maintenance and construction operation.

8.3 Party B shall be responsible for the personal and property safety of Party B during the lease term. During the lease term, Party B is the actual manager of the premises, and all safety accidents occurring in the premises shall be borne by Party B, which has nothing to do with Party A. Party A shall not be liable for any personal injury, including but not limited to throwing objects from high altitude, improper use of water and electricity, falling indoors, or personal injury caused to Party B and indoor personnel.

Article 9 Sublease, renewal and priority

9.1 Sublease

☑ Party B shall not sublet it.

☐ The rental housing is industrial housing, and the relevant land supply contract, industrial development supervision agreement allows sublet, party a agrees to party b according to the provisions or sublet, but party b’s sublease term shall not exceed the rest of the lease term, and shall be responsible for the constraints of the lessee lease obligations, the breach of the lessee bear civil liability, and the lessee shall not sublet again.

☐ The rental housing is not industrial housing, party a agrees to party b will lease house all or partly sublet others, but party b sublease period shall not exceed the rest of the lease term of this contract, and shall be responsible for the constraints of the lessee lease obligations, to the breach of the lessee bear civil liability, and the lessee shall not sublet again.

9.2 Renewal of lease

At the end of the lease term hereof, if Party B needs to continue to lease the leased premises, it shall submit a written application for renewal of the lease to Party A 30 days before the end of the lease term. If both parties reach an agreement on the renewal of the lease, they shall conclude a new lease contract or sign an agreement to changing the lease term. Under the same conditions, Party B shall have the priority to renew the lease.

9.3 Priority

If Party A sells the leased premises during the lease term, it shall notify Party B in advance. Party B may have the priority to purchase the leased premises when the price and payment method are the same as other parties. If Party A sells the whole premises together with the leased premises or the whole premises connected with other premises, Party B shall not have the preemptive right of purchase and Party A does not need to notify Party B in advance. Party B has no objection to the waiver of the right to purchase the leased premises first.

Article 10 Return of the house

10.1 At the end of the lease term or within 10 days from the date of termination of this Contract, Party B shall timely empty the premises and move out from the premises, restore the premises to its original state (if the blank is delivered, Party B shall be responsible for restoring the premises to the blank), and return the premises and attached facilities to Party A in good condition, and party B shall be responsible for the expenses incurred therefrom. If Party B fails to empty or move out of the premises within the agreed time, and cannot contact Party B, both parties agree to deal with the premises as follows：

☑ Party A has the right to dispose of all the items left in the leased premises as waste.

☐ Party B shall provide the emergency contact person               , if party B’s emergency contact person does not empty the room within             days from the date of receiving the notice Party A shall have the right to dispose of all the items left in the leased premises as waste.

☐ Party A entrusts a third party to keep the remains, and the storage expenses shall be borne by Party B.

☑ Party A shall dispose of the remains by the mean of ☐ auction / ☐ sale and keep the proceeds on behalf of Party B.

☐ other                        .

10.2 The goods left after party B returns the premises shall be deemed to have waived the ownership，Party A has the right to dispose of it as a waste.

10.3 When the house is returned, both parties shall check and accept the house, ancillary articles, facilities and the use of water and electricity line, and in the “house return confirmation” signature or seal.

Article 11 Termination of the contract

11.1 This Contract may be terminated upon mutual agreement of both parties.

11.2 If Party B has any of the following circumstances, Party A shall have the right to unilaterally terminate the Contract and take back the leased premises:

(1) Failure to pay or failure to pay as agreed the rent or other fees for 30 days;

(2) On the premise that the leased premises meet the agreed delivery standards, Party B refuses to sign “the House Delivery Confirmation Letter” without justifiable reasons;

(3) Demolish and change the main structure of the moving house without authorization;

(4) Change the use of the leased house without authorization;

(5) Sublease the leased premises to a third party without authorization;

(6) Using the rental houses to engage in illegal activities;

(7) Failure to handle the business license and other relevant government permits for approval, construction and acceptance procedures in accordance with the law or under the contract;

(8) Engaged in real estate agents and related business in the house;

(9) Change the business project without party A’s written consent.

11.3 Party B shall have the right to unilaterally terminate the Contract if Party A has any of the following circumstances:

(1) The leased house is not delivered within the agreed time for 7 days;

Party A has no right to rent the premises,or the delivered premises is not in conformity with the contract, which affects the use or endangers the safety or health of Party B;

Party A does not bear the agreed maintenance obligations or fails to pay all the expenses to be borne by Party A, which makes Party B unable to normally use the leased premises.

11.4 Both parties shall have the right to terminate the Contract under any of the following circumstances:

(1) The leased houses are expropriated and demolished according to law due to social and public interests or the needs of urban construction;

(2) The leased house is damaged, lost or damaged due to the earthquake, fire or other force majeure, or it is identified as a dangerous house and cannot be used;

(3) When signing the contract, Party A has informed Party B that the mortgage has been set before the lease of the leased premises and may be disposed of during the lease term, the house has been disposed of .

11.5 In case of the above circumstances, this Contract shall be terminated if Party A or Party B delivers the Notice of Cancellation of Contract to the other Party in accordance with Article 14 hereof.

Article 12 Liability for Breach of contract

12.1 Party A’s liability for breach of contract

(1) If Party B terminates the Contract due to the circumstances stipulated in Article 11.3 hereof, Party A shall return the lease deposit and the rent balance collected in advance within 5 days after the termination of the Contract ( If Party B has outstanding expenses, Party A shall deduct them, the same below), and shall pay liquidated damages to Party B according to the standard of the contract monthly rent amount.

(2) Party A delays to deliver the premises to Party B or the circumstances stipulated in Item 2 and Item 3 of Article 11.3 of this contract occur, Party B did not terminate the contract,during the period of breach of contract, Party A shall pay Party B liquidated damages twice of the daily rent (the liquidated damages shall not exceed twice of the monthly rent).

(3) During the lease term, if Party A unilaterally terminates the Contract without having the termination conditions agreed by relevant laws and regulations and Article 11 hereof, it shall notify Party B in writing at least 30 days in advance except for reasons such as the renewal and renovation of Tian’an Wisdom City. The lease contract shall be automatically terminated within 30 days after the written notice is delivered to Party B. Party A shall return the deposit and the balance of the rent received in advance and pay party B a liquidated damages equal to twice of the contracted monthly rent amount. If the lease contract and this Agreement cannot continue to be performed due to the renewal and renovation of Tianan Smart City during the lease term, Party A shall notify Party B 90 days in advance, and the lease contract and this Agreement shall be automatically terminated upon expiration of 90 days as of the date of Party A’s notice to Party B. Party A shall return the lease deposit paid by Party B without interest, but Party A does not need to make any compensation or compensation to party B for all losses such as decoration and operation.

12.2 Party B’s liability for breach of contract

(1) If Party A terminates the Contract due to the circumstances stipulated in Article 11.2 hereof, Party B shall pay Party A liquidated damages for double the monthly rent of the contract. If the liquidated damages paid are insufficient to offset party A’s losses, Party B shall also compensate for the remaining losses.

(2) Party B delays in paying the rent, lease deposit or other fees, no matter for any reason, Including but not limited to the failure to meet the conditions of contract termination or Party A does not terminate the contract although the conditions for contract termination are met, for each day overdue, Party B shall pay party A a late fee of 1 / 1000 per day according to the amount of rent, lease deposit or other expenses actually in arrears (or refused to pay) and the actual number of days in arrears (or refused to pay).

(3) During the lease term, if Party B unilaterally terminates the Contract without Article 11 hereof, it shall notify Party A in writing at least 30 days in advance. Party B shall terminate the Contract 30 days after delivering the written notice after settling all the expenses payable and paying the liquidated damages twice of the current monthly rent, if the liquidated damages paid are insufficient to offset party A’s losses, Party B shall also compensate for the remaining losses. If Party B rents more than two (including two) of houses at the same time, it shall terminate the lease contract of all the units and pay all the rent payable and related expenses payable in addition to meeting the above termination conditions.

(4) If the lease term expires or the contract is terminated, Party B shall move out and return the premises in time in accordance with this agreement. In case of overdue removal or refusal to pay, Party B shall pay party A liquidated damages equal to twice of the daily rent for each day overdue.

(5) If Party B transforms, decorates or installs the leased premises with the impact on the structure of the premises, Party B shall restore the leased premises to its original state and compensate Party A for the losses caused thereby. If party B’s aforementioned behavior causes personal damage or property loss to Party A or a third party, Party B shall bear all legal liabilities and compensate for the losses.

(6) If Party B delays the deposit, rent or related fees for more than seven days, Party A shall have the right to take measures such as water and power cut of the leased premises without notice to Party B to urge Party B to pay the overdue fees until Party B pays all the overdue fees and relevant liquidated damages.Party B shall bear the property and business losses caused by water and power cut.

Article 13 Other items

13.1 Party B shall clearly understand the present situation of the rental housing, in addition to the housing structure and other major problems caused by Party A is responsible for repair, party b shall be responsible for the rental house decoration and facilities (including party a such as air conditioning such as facilities, if any) maintenance work, and to bear all the economic and legal responsibility.

13.2 If Party B has renewed the lease for two or more leases (including the second leases), Party B does not actually move out of the leased premises, Party B will not go through the relevant admission procedures, and the original “Admission Notice of Tenant” and “Property Handover Confirmation Form” shall remain valid until the termination of the contract and the withdrawal of the property.

13.3 During the lease term, Party B shall guarantee that all its commercial activities in the leased premises shall comply with the provisions of national laws and regulations.Party B shall operate according to the law, do a good job in fire prevention, theft, security and other security work, and ensure that the fire prevention, theft, security and other safety facilities in the leased premises comply with national regulations and bear all economic and legal liabilities arising therefrom. Party B shall be responsible for all economic and legal safety responsibilities incurred during party B’s operation, and has nothing to do with Party A.

13.4 During the lease term, Party B shall not engage in the real estate agent or related business in the premises, otherwise, Party A shall have the right to unilaterally terminate the contract and take back the leased premises and require Party B to pay the liquidated damages equivalent to the amount of two months’ rent.

13.5 Party B clearly aware of the use of the building for education, medical treatment, health, scientific research, Party B if without the written consent of Party A otherwise change business project, namely as a serious breach of contract by Party B, Party A has the right to unilaterally terminate, with, take back the leased premises and require Party B to bear equivalent to two months rent penalty due to breach of contract.

13.6 Party B undertakes not to take the use of the premises as a reason to ate the lease or request any compensation from Party A. Party B shall bear the risk of loss caused by government actions or judicial judgment caused by the non-use of the premises for legal purposes.At the same time, both parties unanimously agree to agree and confirm the following contents: The rent standard agreed in the contract is based on the legal use of the house and the property condition is determined by both parties through negotiation, the validity of the lease contract does not affect the rent standard and other costs of the standard terms, whether for any reason, the lease contract and this agreement is confirmed invalid or terminated, both parties shall be calculated according to the lease contract and the rent standard rent or possession.

13.7 Party B shall guarantee that the environmental indicators such as pollution discharge and sanitation during the use of the premises shall meet the government regulations or regulations Seek, and actively cooperate with Party A to deal with complaints and implement rectification.

Otherwise, Party A shall have the right to unilaterally terminate the contract, take back the leased premises and confiscate the deposit paid by Party B.

13.8 In any case, including but not limited to natural disasters, government behavior force majeure factors, or Party A according to exercise the right to unilaterally terminate the lease contract, the termination of this agreement or Party A in accordance with the contract of the house, Party A shall not bear to Party B house decoration or indoor retained items or staff severance allowance, business loss and any form of compensation.

13.9 Such as due to national laws and regulations, government policy (including but not limited to government demolition, three old renovation), causing tenants to suspend, terminate operation, property to suspend, terminate the lease, the lease contract cannot continue to perform, early termination, the contract both parties to the liability for breach of contract, or to any compensation or compensation (including but not limited to the lessee shall not put into the decoration fee, business loss to the lessor compensation, compensation request).

13.10 Regardless of the termination of this Agreement for any reason, Party B shall, within 10 days from the date of termination of this Agreement, remove the premises and transfer the leased premises to Party A after restoring the original state ( The decoration project attached to the main body of the leased house should be demolished without damaging the main body of the house, and the blank delivered should be restored to the blank ) , and settle the actual rental days of the rent and related expenses , otherwise, Party A shall have the right to from the date of the termination of the lease contract to enter the rental house to clean up the leased premises and restore the original state, the resulting costs and losses to party b or any third party shall be borne by Party B, and Party A shall have the right to clean up the lease property of the income against Party B owe the rent and the relevant expenses.If Party B fails to clear the premises and fails to restore the leased premises to its original state, Party B shall, in addition to settling the rent and the relevant expenses according to the actual lease days, pay party A double the standard of the actual daily rent (monthly rent / 30 days). If other economic losses are caused to Party A, Party A shall have the right to continue the recovery.

13.11 Party A and Party B shall not disclose to any third party without the consent of the other party the contents of the lease contract (especially the terms of rent), as well as the trade secrets of the other party learned from the performance of the lease contract and this Agreement.

Article 14. Notice and service

14.1 Party A and Party B agree to send the notification by ☑mailing ☐ email ☐ WeChat ☐ SMS, and both parties confirm that the valid delivery address is as follows:

Address of service of Party A: ☑ Same as the mailing address above

☐ Other address

☐ E-mail address ☐ Wechat account ☐ Mobile phone number Address of delivery by Party B: ☑ Same as the mailing address above

☐ Other address

☐ E-mail address ☐ Wechat account ☐ Mobile phone number

If there is any change in the above address, it shall notify the other party in writing, otherwise, the above address shall still be regarded as a valid address. If a notice or document issued by one party to the other party is sent by mail, the date of service shall be regarded as the date of receipt of the recipient, the date of return shall be regarded as the date of service; If the document is sent by email, WeChat or SMS, the date of delivery shall be regarded as the date of service.

14.2 If the service cannot be delivered by the above methods, the notice sent by Party A to the location of the leased premises under this contract shall be deemed to be effectively served.

Article 15 Dispute settlement

15.1 Any dispute arising from the performance of this Contract shall be settled by the parties through negotiation, which may request the relevant administrative department, trade association or other third party for mediation, or:

☑ Bring a lawsuit to the people’s court where the leased house is located.

15.2 The provisions concerning dispute settlement exist independently, and the modification, rescission, termination, invalidation or cancellation of the contract shall not affect its validity.

Article 16 Modification of the contract

16.Neither party shall unilaterally change the content of this contract without the mutual agreement of both parties. Both parties may enter into a supplementary agreement on the modification of this Contract, and the supplementary agreement shall have the same legal effect as this Contract.

Article 17 Sealing of contracts

17.1 This Contract shall come into force upon the date of signing by both parties. It is made in quadruplicate, with Party A holding two copies and Party B holding two copies. The copies shall have the same legal effect.

17.2 The appendix to this Contract shall be an integral part of this Contract and shall have the same legal effect as this Contract.

Party A (seal): /s/ Wuxi Tian’an Smart City Technology Industry Development Co., LTD

Signed on: August 24, 2023

Party B (seal): /s/ Jiangsu HUHU Electromechanical Technology Co., Ltd

Signed on: August 24, 2023